Exhibit 10.3
FIRST AMENDMENT TO
AMENDED AND RESTATED FINANCING AGREEMENT
September 28, 2005
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this “First Amendment”), is made to the Amended and Restated Loan and Security Agreement (the “Financing Agreement”) dated as of April 8, 2005 entered into by and between:
     MONROE CAPITAL ADVISORS LLC, a Delaware limited liability company, with offices located at Sears Tower, 233 South Wacker Drive, Suite 5210, Chicago, Illinois 60606 (hereinafter, the "Lender”),
     AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation (“AID”), BRICE MANUFACTURING COMPANY, INC., a California corporation (“Brice”), TIMCO AVIATION SERVICES, INC., a Delaware corporation (“Parent”), TIMCO ENGINE CENTER, INC., a Delaware corporation (“Engine”), TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation (“Engineered Systems”), and TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation (“TIMCO”; AID, Brice, Parent, Engine, Engineered Systems and TIMCO being collectively called the “Borrowers” and individually, a “Borrower”), the payment and performance of which Term Loans are guaranteed by AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation (“Distribution Services”), AVIATION SALES LEASING COMPANY, a Delaware corporation (“Leasing”), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation (“Property Management”), AVS/CAI, INC., a Florida corporation (“AVS/CAI”), AVS/M-1, INC., a Delaware corporation (“AVS/M-1”), AVS/M-2, INC., a Delaware corporation (“AVS/M-2”), AVS/M-3, INC., an Arizona corporation (“AVS/M-3”), AVSRE, L.P., a Delaware limited partnership (“AVSRE”), HYDROSCIENCE, INC., a Texas corporation (“Hydroscience”), TMAS/ASI, INC., an Arkansas corporation (“TMAS/ASI”), and WHITEHALL CORPORATION, a Delaware corporation (“Whitehall”; Distribution Services, Leasing, Property Management, AVS/CAI, AVS/M-1, AVS/M-2, AVS/M-3, AVSRE, Hydroscience, TMAS/ASI and Whitehall being collectively called the “Guarantors” and, individually, a “Guarantor”; and the Borrowers and the Guarantors being collectively called the “Companies” and, individually, a "Company”), in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
BACKGROUND:
     On or about April 8, 2005, the Lender and the Companies entered into the Financing Agreement. At this time, the Lender and the Companies desire to amend the Financing Agreement in certain respects.
     SECTION 1      AGREEMENT TO AMEND
Subject to the satisfaction of the Conditions to Effectiveness below, the Financing Agreement shall be amended as follows:
     1.1 Section 7.9(b)(i) shall be deleted in its entirety and the following shall be substituted therefor:
"(i) The maximum aggregate amount of Senior Secured Debt which can be outstanding at any time shall not exceed an amount (the “Senior Secured Debt Cap”) equal to the result of (i) TTM EBITDA multiplied by (ii) 3.60, except that for the months of September 2005, and October 2005, the Senior Secured Debt Cap shall be equal to (x) TTM EBITDA multiplied by (y) 4.30;”
     1.2 Sections 7.10 (b) and 7.10 (c) shall be deleted in their entirety and following shall be substituted therefor:

“(b) Maintain a Fixed Charge Coverage Ratio of not less than the ratio set forth below as of the end of the applicable period:

Period	Ratio
Fiscal Quarter ending March 31, 2005	1.25:1.00
Fiscal Quarter ending June 30, 2005	1.25:1.00
Fiscal Quarter ending September 30, 2005	1.25:1.00
Fiscal Quarter ending December 31, 2005	1.10:1.00

Fiscal Quarter ending March 31, 2006	1.20:1.00
Fiscal Quarter ending June 30, 2006	1.20:1.00
Fiscal Quarter ending September 30, 2006	1.35:1.00
Fiscal Quarter ending December 31, 2006	1.35:1.00

Fiscal Quarter ending March 31, 2007	1.40:1.00
Fiscal Quarter ending June 30, 2007	1.40:1.00
Fiscal Quarter ending September 30, 2007	1.40:1.00
Fiscal Quarter ending December 31, 2007	1.40:1.00

(c) Maintain a ratio of (i) Senior Secured Debt plus Capital Lease Obligations as of such date to (ii) EBITDA for the four (4) Fiscal Quarters then ending, of not more than the ratio set forth below as of the end of the applicable period:

Period	Ratio
Fiscal Quarter ending March 31, 2005	3.90:1.00
Fiscal Quarter ending June 30, 2005	3.90.1.00
Fiscal Quarter ending September 30, 2005	4.30:1.00
Fiscal Quarter ending December 31, 2005	3.90:1.00
Fiscal Quarter ending March 31, 2006 and each June 30, September 30, December 31, and March 31 thereafter	3.70:1.00

     Section 2      CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.
     This First Amendment shall be effective only if each of the following conditions is satisfied:
     2.1 An original counterpart of this First Amendment is fully executed by the Companies and delivered to the Lender.
     2.2 The Lender has received an amendment fee in the amount of $50,000.00.
     2.3 The Companies have reimbursed the Lender for all costs, expenses, and attorneys’ fees incurred by the Lender in connection with the preparation, negotiation, and execution of this First Amendment.
     2.4 The Lender shall have received and found satisfactory a fully executed copy of an amendment to the CIT Financing Agreement.
     Section 3      MISCELLANEOUS.
     3.1 The Companies hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Financing Agreement and each of the other Loan Documents. The Companies further acknowledge and agree that, except as specifically modified in this First Amendment, all terms and conditions of the Loan Documents shall remain in full force and effect.
     3.2 All representations and warranties of the Companies in the Financing Agreement are true, accurate, and complete in all material respects as of this date.
     3.3 The Companies acknowledge and agree that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Companies under any Loan Document could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Companies with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.
     3.4 The Companies, by executing this First Amendment where indicated below, hereby acknowledge and agree that none have any offsets, defenses, claims, or counterclaims against the Lender or the Lender’s officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns with respect to the Obligations or otherwise, and that if any Company now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender or the Lender’s officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, or assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this First Amendment, all of them are hereby expressly WAIVED, and the Companies hereby RELEASE the Lender and the Lender’s officers, directors, employees, attorneys, representatives, parent, affiliates, predecessors, successors, and assigns from any liability therefor.
     3.5 The Companies shall, from and after the execution of this First Amendment, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Lender and to otherwise give effect to the terms and conditions of this First Amendment.
     3.6 The Companies shall pay on demand all reasonable costs and expenses of the Lender, including without limitation, reasonable attorneys’ fees heretofore or hereafter incurred by the Lender in connection with the loan arrangement maintained with the Companies, the Financing Agreement, and any of the other Loan Documents.
     3.7 In connection with the interpretation of this First Amendment and all other documents, instruments, and agreements incidental hereto:
     (a) Terms used in this First Amendment which are defined in the Financing Agreement are used as so defined.
     (b) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of Illinois.
     (c) The captions of this First Amendment are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Companies under this First Amendment.
     (d) Nothing contained in this First Amendment shall constitute a waiver of any Event of Default under the Financing Agreement or any of the other Loan Documents, whether now existing or hereafter arising.
     (e) The Lender and the Companies have prepared this First Amendment with the aid and assistance of their respective counsel. Accordingly, this First Amendment shall be deemed to have been drafted by the Lender and the Companies and shall not be construed against either the Lender or the Companies.
     (f) Any determination that any provision or application of this First Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this First Amendment.
     3.8 Each Company warrants and represents to the Lender that it:
     (a) Has read and understands all of the terms and conditions of this First Amendment;
     (b) Intends to be bound by the terms and conditions of this First Amendment;
     (c) Is executing this First Amendment freely and voluntarily, without duress, after consultation with independent counsel of its own selection.
     3.9 This First Amendment shall be binding upon the Companies and the Companies’ employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender’s successors and assigns. This First Amendment and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Borrower and the Lender, either expressed or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this First Amendment, or any provision of any other document, instrument, or agreement between the Companies and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.
     3.10 This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, and both of which together shall constitute one instrument.
[Signature Pages Follow}

     IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed as of the date first above written.

BORROWERS:

AIRCRAFT INTERIOR DESIGN, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

BRICE MANUFACTURING COMPANY, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

TIMCO AVIATION SERVICES, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

TIMCO ENGINE CENTER, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

TIMCO ENGINEERED SYSTEMS, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

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TRIAD INTERNATIONAL MAINTENANCE CORPORATION

	By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AGREED AND CONSENTED TO:

GUARANTORS:
’
AVIATION SALES DISTRIBUTION SERVICES COMPANY

	By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AVIATION SALES LEASING COMPANY

	By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AVIATION SALES PROPERTY MANAGEMENT CORP.

	By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AVS/CAI, INC.

	By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

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AVS/M-1, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AVS/M-2, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AVS/M-3, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

AVSRE, L.P.

By:	Aviation Sales Property Management Corp., its general partner

	By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

HYDROSCIENCE, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

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TMAS/ASI, INC.

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

WHITEHALL CORPORATION

By:	/s/ Kevin Carter

Name: Kevin Carter
Title: Vice President, Treasurer

LENDER:

MONROE CAPITAL ADVISORS LLC

By:	/s/ Philip Isom

Name: Philip Isom
Title: Executive Vice President

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